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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------



         Date of Report (Date of Earliest Event Reported): July 9, 2003


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             333-31931                                  13-3961898
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     (Commission File Number)              (I.R.S. Employer Identification No.)


         257 PARK AVENUE SOUTH
          NEW YORK, NEW YORK                                10010-7304
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 (Address of Principal Executive offices)                   (Zip Code)


                                 (212) 253-8185
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.              OTHER EVENTS.

                     The information set forth in the press release issued by North Atlantic Trading Company, Inc. on July 9, 2003, filed as Exhibit 99.1 to this Form 8-K is hereby incorporated by reference.




ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS.

(c)        EXHIBITS.

       EXHIBIT NO.                              DESCRIPTION
       -----------                              -----------

         99.1 Press Release of North Atlantic Trading Company, Inc., dated July 9, 2003.















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
                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         NORTH ATLANTIC TRADING COMPANY, INC.


Date: July 10, 2003                      By: /s/ David I. Brunson
                                             ----------------------------------
                                             Name: David I. Brunson
                                             Title: President
























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
                                  EXHIBIT INDEX



       EXHIBIT NO.                              DESCRIPTION
       -----------                              -----------

         99.1 Press Release of North Atlantic Trading Company, Inc., dated July 9, 2003.




























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